[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)






                         MFS(R)/FOREIGN &
                         COLONIAL EMERGING
                         MARKETS EQUITY FUND
                         ANNUAL REPORT o MAY 31, 1998











                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 36)
                    ----------------------------------------

--------------------------------------------------------------------------------

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS(R) INVESTMENT MANAGEMENT(SM)


---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
[Photo of A. Keith Brodkin]    unexpectedly at age 62. His thoughtful
                               letters to shareholders on the markets and
---------------------------    economy have been an integral part of
   MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

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   HIGHLIGHTS
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   o  FOR THE 12 MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED
      A TOTAL RETURN AT NET ASSET VALUE OF -14.09%, CLASS B SHARES -14.49%, CLASS C SHARES -14.44%, AND CLASS I SHARES -13.66%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o ALTHOUGH THE FUND'S EXPOSURE TO BRAZIL, MEXICO, RUSSIA, EGYPT, AND MOROCCO HAS HELPED PERFORMANCE OVER THE PAST 12 MONTHS, PERFORMANCE WAS HINDERED BY ITS EXPOSURE TO HONG KONG, CHINA, AND POLAND.

   o IN SPITE OF THE PROBLEMS IN ASIA, WE ARE FINDING INTERESTING COMPANIES IN HONG KONG, CHINA, AND INDIA. FOR EXAMPLE, WE BELIEVE QINGLING MOTORS, THE LEADING PICKUP TRUCK MANUFACTURER IN CHINA, WILL BENEFIT FROM CHEAPER PARTS IMPORTED FROM JAPAN.

   o AMONG OTHER EMERGING MARKETS, WE REMAIN POSITIVE ON EGYPT, PORTUGAL, AND SOUTH AFRICA. ALTHOUGH PORTUGAL LOOKS EXPENSIVE FOLLOWING ITS SPECTACULAR RISE, EGYPT REMAINS AN EXCELLENT VALUE, AND WE HAVE ADDED SIGNIFICANTLY TO OUR POSITIONS IN SOUTH AFRICA BECAUSE WE EXPECT INFLATION AND INTEREST RATES THERE TO GRADUALLY DECLINE DURING THE YEAR.

--------------------------------------------------------------------------------




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          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders: With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998

--------------------------------------------------------------------------------

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended May 31, 1998, Class A shares of the Fund provided a total return of -14.09%, Class B shares -14.49%, Class C shares -14.44%, and Class I shares -13.66%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to returns of -28.10% for the Lipper Emerging Markets Funds Index (the Lipper Index) and -28.96% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. It is not possible to invest in an index.

Q. COULD YOU TALK ABOUT SOME FACTORS THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. We have kept a low weighting in Southeast Asia (taking positions down to near zero in Thailand, Indonesia, the Philippines, and Malaysia), preferring to overweight Eastern Europe, the Middle East, and Latin America. Specifically, our exposure to Brazil, Mexico, Egypt, and Morocco has helped performance, while our exposure to Hong Kong, China, and Poland has hindered performance.

Q. HOW WOULD YOU DESCRIBE THE GENERAL ECONOMIC AND INVESTMENT ENVIRONMENT IN EMERGING MARKETS DURING THE PAST YEAR?

A. These markets have been volatile due to the Asian crisis, which has led to worries over its spreading to other regions. This has caused some roller-coaster stock market performances in countries such as Brazil, Turkey, and Russia. The Asian crisis and the economic health of Japan led to tightening liquidity in the region, although in recent months the situation has eased due to financial assistance given by international aid agencies such as the International Monetary Fund (the IMF).

Q. AS YOU INDICATED, THE BIGGEST EMERGING MARKET STORY HAS BEEN ASIA. BRIEFLY, WHAT WERE SOME OF THE CAUSES OF THE PROBLEMS IN THAT REGION?

A. The main causes were high levels of foreign borrowing by both the government and corporate sectors, poor returns on investments, overvalued currencies pegged to the U.S. dollar, and high equity prices.

Q. DO YOU SEE THIS CRISIS BEGINNING TO RESOLVE ITSELF AND, IF SO, HOW?

A. The crisis will take several years to be resolved fully, but we are seeing the first signs of a recovery in the willingness of governments in the region to undertake structural reform with the help of the IMF. The next stage will be to recapitalize the banking sector and encourage corporate bankruptcies. Foreign capital will then begin to move back into the region, although we also expect significant political change following the precedent set by the resignation of President Suharto in Indonesia.

Q. IN SPITE OF THE PROBLEMS IN ASIA, ARE YOU FINDING SOME INVESTMENT OPPORTUNITIES IN THAT REGION?

A. Yes, we are finding interesting companies in Hong Kong, China, and India. For example, we believe Qingling Motors, the leading pickup truck manufacturer in China, will benefit from cheaper parts imported from Japan. The compound annual growth rate for this company's earnings over the past two years has been approximately 75% and, with new launches expected over the next year, plus superior product quality, we believe this growth level will be maintained.

Q. TURNING TO OTHER MARKETS, HOW HAS LATIN AMERICA FARED THROUGH ALL THIS TURMOIL, AND WHAT PROSPECTS DO YOU SEE FOR THAT REGION GOING FORWARD?

A. Latin America initially benefited from the Asian crisis as international investors turned toward the region. More recently, the currency crisis in Asia has led to worries about the Mexican peso and the privatization program in Brazil. The medium-term outlook for the region looks encouraging because governments have reduced their structural imbalances and the banking sector has been recapitalized.

Q. WHAT EFFECT DO YOU THINK ECONOMIC SANCTIONS ON INDIA AND PAKISTAN, FOLLOWING NUCLEAR TESTS IN THOSE COUNTRIES, COULD HAVE ON THE INVESTMENT OUTLOOK THERE?

A. Sanctions will have very little effect on India, which is largely self-sufficient, but they are likely to negatively affect Pakistan, which has few foreign exchange reserves and is very dependent on financial support from outside.

Q. ARE YOU CHANGING THE FUND'S ALLOCATIONS TO THOSE TWO COUNTRIES AS A RESULT?

A. We intend to marginally reduce exposure to both countries, given more attractive opportunities elsewhere.

Q. HOW HAS THE TURMOIL IN INDONESIA AND THE RESIGNATION OF PRESIDENT SUHARTO AFFECTED YOUR VIEW OF THE INVESTMENT CLIMATE THERE, INCLUDING ANY CHANGES TO THE PORTFOLIO?

A. We still are cautious on the country because its corporate sector needs to restructure and its banking sector to recapitalize. We do not intend to purchase any securities until these issues are tackled.

Q. MEANWHILE, ECONOMIC UNCERTAINTY SEEMS TO HAVE RESURFACED IN RUSSIA. WHAT'S YOUR OUTLOOK THERE, AND HOW IS IT REFLECTED IN THE PORTFOLIO?

A. We don't think the ruble will be devalued, and we see the 50%-plus correction so far this year as an opportunity to add to our positions. The long-term outlook for Russia remains very good.

Q. WHAT ABOUT SOME OF THE OTHER EMERGING MARKETS, SUCH AS EGYPT, PORTUGAL, AND SOUTH AFRICA?

A. The European, Middle Eastern, and African regions, or the EMEA, remain our favorite areas. Although Portugal looks expensive following its spectacular rise, Egypt remains an excellent value, and we have added significantly to our positions in South Africa because we expect inflation and interest rates there to gradually decline during the year.

Q. WHAT DO YOU SEE AS THE GREATEST RISK TO EMERGING MARKETS IN GENERAL, AND THE FUND IN PARTICULAR, DURING THE NEXT SEVERAL MONTHS?

A. A severe correction on Wall Street or a large rise in U.S. interest rates would hurt emerging markets, although a more modest decline in the U.S. stock market may be beneficial as investors could, once again, look to increase their emerging market exposure.

Q. LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS, AND HOW IS THIS REFLECTED IN THE FUND'S ALLOCATIONS?

A. At current levels, emerging markets are very attractive compared with developed markets, although we remain cautious on Asia, neutral on Latin America, and very positive on the EMEA region.

/s/ Arnab Kumar Banerji               /s/ Jeffrey Chowdhry
    Arnab Kumar Banerji                   Jeffrey Chowdhry
    Portfolio Manager                     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
-----------------------------------------------------------------------------

   ARNAB KUMAR BANERJI IS CHIEF INVESTMENT OFFICER OF FOREIGN & COLONIAL MANAGEMENT LTD. AND PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND. HE ALSO MANAGES THE EMERGING MARKETS PORTION OF MFS(R) WORLD GROWTH FUND, THE EMERGING MARKETS EQUITY SERIES, AND THE EMERGING MARKETS PORTION OF THE WORLD GROWTH SERIES OFFERED THROUGH MFS(R) /SUN LIFE ANNUITY PRODUCTS, AND MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES, PART OF MFS(R)VARIABLE INSURANCE TRUST(SM). DR. BANERJI WAS BORN IN INDIA IN 1956. HE EARNED DEGREES IN PHYSIOLOGY AND MEDICINE FROM OXFORD UNIVERSITY BEFORE ENTERING THE INVESTMENT MANAGEMENT BUSINESS WITH
   J. HENRY SCHRODER WAGG IN LONDON. HE LEFT THAT FIRM TO BECOME A RESEARCH ANALYST AND LATER DIRECTOR OF NOMURA SECURITIES. HE JOINED CITIBANK, INITIALLY AS HEAD OF EQUITY RESEARCH AT CITIBANK SCRIMGEOUR VICKERS, BEFORE MOVING TO CITIBANK GLOBAL ASSET MANAGEMENT TO SET UP THEIR EMERGING MARKETS OPERATION, WHICH HE HEADED UNTIL 1993 WHEN HE JOINED FOREIGN & COLONIAL.

   JEFFREY CHOWDHRY IS A DIRECTOR OF FOREIGN & COLONIAL EMERGING MARKETS LTD. AND PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND, AND THE EMERGING MARKETS EQUITY SERIES OFFERED THROUGH MFS(R) /SUN LIFE ANNUITY PRODUCTS AND MFS(R) VARIABLE INSURANCE TRUST(SM). HE ALSO MANAGES THE EMERGING MARKETS PORTION OF MFS(R) WORLD GROWTH FUND AND THE WORLD GROWTH SERIES OFFERED THOUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. CHOWDHRY IS HEAD OF THE DEPARTMENT AT FOREIGN & COLONIAL THAT INVESTS IN EASTERN EUROPE, THE MIDDLE EAST, AFRICA, AND SOUTH ASIA. MR. CHOWDHRY BEGAN HIS CAREER AS AN INVESTMENT ANALYST IN 1982, JOINING ROYAL INSURANCE PLC IN 1985 AS A FUND MANAGER BEFORE JOINING BZW INVESTMENT MANAGEMENT IN 1987, WHERE HE WAS A DIRECTOR IN THEIR EMERGING MARKETS DIVISION. HE JOINED FOREIGN & COLONIAL EMERGING MARKETS IN 1994 TO HEAD THE INDIAN SUB-CONTINENT DESK AND MANAGE A FUND INVESTING IN INDIA. HE HAS MANAGED INVESTMENTS IN THE UNITED STATES, EUROPE, LATIN AMERICA AND ASIA. MR. CHOWDHRY HOLDS A BACHELOR'S DEGREE IN ECONOMICS FROM BRUNEL UNIVERSITY AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM KINGSTON BUSINESS SCHOOL IN ENGLAND.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                              PRIMARILY IN STOCKS OF COMPANIES IN EMERGING
                              MARKET COUNTRIES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      OCTOBER 24, 1995

  CLASS INCEPTION:            CLASS A  OCTOBER 24, 1995
                              CLASS B  OCTOBER 24, 1995
                              CLASS C  JUNE 27, 1996
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $80.6 MILLION NET ASSETS AS OF MAY 31, 1998


PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS/Foreign & Colonial Emerging Markets Equity Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through May 31, 1998)

--------------------------------------------------------------------------------

                     MFS/F&C        Consumer          Lipper
                Emerging Markets     Price           Emerging         MSCI
                  Equity Fund        Index           Markets          EMF
                  -- Class A         -- U.S.      Funds Index        Index
----------------------------------------------------------------------------
11/95               $ 9,520         $10,000         $10,000         $10,000
 5/96                10,500          10,180          11,460          11,220
 5/97                12,220          10,420          12,710          11,850
 5/98                10,501          10,592           9,140           8,427

AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                      1 Year      10 Years/Life*
--------------------------------------------------------------------------------------------------
Average Annual Total Return                                          -14.09%              +3.82%
--------------------------------------------------------------------------------------------------
SEC Results                                                          -18.17%              +1.90%
--------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                      1 Year      10 Years/Life*
--------------------------------------------------------------------------------------------------
Average Annual Total Return                                          -14.49%              +3.31%
--------------------------------------------------------------------------------------------------
SEC Results                                                          -17.88%              +2.20%
--------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                      1 Year      10 Years/Life*
--------------------------------------------------------------------------------------------------
Average Annual Total Return                                          -14.44%              +3.44%
--------------------------------------------------------------------------------------------------
SEC Results                                                          -15.28%              +3.44%
--------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                      1 Year      10 Years/Life*
--------------------------------------------------------------------------------------------------
Average Annual Total Return                                          -13.66%              +3.96%
--------------------------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                                      1 Year      10 Years/Life*
--------------------------------------------------------------------------------------------------
MSCI EMF Index**                                                     -28.96%              -7.59%
--------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index+                                 -28.10%              -2.74%
--------------------------------------------------------------------------------------------------
Consumer Price Index**#                                              + 1.70%              +2.37%
--------------------------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, October 24,
  1995, through May 31, 1998.
**Source: CDA/Wiesenberger.
 +Source: Lipper Analytical Services, Inc.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging markets securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                                                       24.0%
--------------------------------------------------------------------------------
UTILITIES & COMMUNICATIONS                                               20.0%
--------------------------------------------------------------------------------
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES                                  9.5%
--------------------------------------------------------------------------------
CONSUMER STAPLES                                                          8.1%
--------------------------------------------------------------------------------
INDUSTRIAL GOODS & SERVICES                                               7.6%
--------------------------------------------------------------------------------

For a more complete breakdown, refer to the Portfolio of Investments.


TOP 10 STOCK HOLDINGS

ANGLO AMERICAN CORP. OF                   CPT TELEFONICA DEL PERU  2.0%
SOUTH AFRICA LTD.  2.7%                   Peruvian telecommunications company
South African mining and finance
company                                   NEDCOR LTD.  1.9%
                                          South African banking company
SOUTH AFRICAN BREWERIES LTD.  2.7%
South African beverage company            LIBERTY LIFE ASSOCIATION OF AFRICA,
                                          LTD.  1.9%
TELECOMUNICACOES BRASILEIRAS  2.3%        South African life and health
Brazilian telecommunications company      insurer

SUEZ CEMENT CO.  2.2%                     MAGYAR TAVKOZLESI RT.  1.7%
Egyptian cement and building              Hungarian telecommunications company
materials company
                                          POHANG IRON & STEEL CO. LTD.  1.6%
TAIPEI FUND  2.1%                         South Korean steel company
Closed-end Taiwanese fund

PORTFOLIO OF INVESTMENTS -- May 31, 1998

Stocks - 92.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 92.1%
  Argentina - 4.2%
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR
      (Banks and Credit Cos.)                                             11,843           $   242,782
    Perez Companc S.A. (Oils)                                            115,808               638,357
    Siderca S.A. (Steel)                                                 176,370               356,410
    Telecom S.A., ADR (Telecommunications)                                 6,400               198,400
    Telefonica de Argentina, ADR (Utilities - Telephone)                  23,650               770,103
    YPF Sociedad Anonima, ADR (Oils)                                      37,000             1,149,313
                                                                                           -----------
                                                                                           $ 3,355,365
------------------------------------------------------------------------------------------------------
  Brazil - 6.6%
    Centrais Eletricas Brasileiras S.A., Preferred, "B"
      (Utilities - Electric)                                          23,488,090           $   839,298
    Companhia Cervejaria Brahma, Preferred (Beverages)                   274,000               159,609
    Companhia Energetica de Sao Paulo S.A., ADR
      (Utilities - Electric)                                               8,837               287,379
    Companhia Energetica de Sao Paulo, Preferred
      (Utilities - Electric)                                           3,710,000               120,957
    Companhia Paranaense de Energia, Preferred "B"
      (Utilities - Electric)                                              12,774               129,939
    Companhia Vale do Rio Doce, Preferred (Mining)                        18,100               376,100
    Itausa Investimentos Itau S.A., Preferred
      (Conglomerate)                                                     213,000               157,407
    Petroleo Brasileiro S.A., Preferred (Oils)                         3,743,435               722,520
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                                15,700             1,674,013
    Telecomunicacoes do Rio de Janero, S.A
      (Telecommunications)                                             3,994,000               333,354
    Telerj Celular S.A. "B" (Telecommunications)*                      3,994,000               291,685
    Unibanco - Uniao de Bancos Brasileiros S.A. (Bank and
      Credit Cos.)                                                     3,400,000               214,311
                                                                                           -----------
                                                                                           $ 5,306,572
------------------------------------------------------------------------------------------------------
  China - 1.2%
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                                          40,850           $   709,769
    Qingling Motors Co. (Automotive)                                     620,000               244,047
                                                                                           -----------
                                                                                           $   953,816
------------------------------------------------------------------------------------------------------
  Colombia - 0.4%
    Cementos Diamante S.A., ADR (Construction)##                          36,485           $   315,960
------------------------------------------------------------------------------------------------------
  Egypt - 5.6%
    Ahram Beverage Co., GDR (Beverages)##                                 24,368           $   757,845
    Commercial International Bank, GDR (Banks and Credit Cos.)##          46,770               654,780
    Egypt Gas Co. (Utilities - Gas)                                        5,000               499,633
    Madinet Nasr City (Housing)                                            8,640               484,373
    North Cairo Mills (Food Products)                                      9,400               174,325
    South Cairo Flour Mills (Food Products)                                8,990                66,054
    Suez Cement Co., GDR (Construction)##                                 84,223             1,633,926
    Torah for Cement (Construction)                                       11,992               232,791
                                                                                           -----------
                                                                                           $ 4,503,727
------------------------------------------------------------------------------------------------------
  Hong Kong - 2.5%
    Cheung Kong Holdings Ltd. (Real Estate)                               88,000           $   475,860
    China Resources Enterprises (Real Estate)                            138,000               161,180
    Citic Pacific Ltd. (Conglomerate)                                    110,000               267,600
    Guangdong Kelon Electric Holdings Co. Ltd. (Consumer
      Goods and Services)                                                140,000               133,703
    Hong Kong Telecommunications Ltd.
      (Telecommunications)*                                              178,000               320,462
    New World Development Co. (Real Estate)                              114,000               269,239
    Wharf Holdings Ltd. (Real Estate)                                    158,000               201,872
    Zhenhai Refining and Chemical Co., Ltd. (Oils)                       817,000               178,193
                                                                                           -----------
                                                                                           $ 2,008,109
------------------------------------------------------------------------------------------------------
  Hungary - 3.5%
    Magyar Olaj Es Gazipari KT, GDR (Oils)##                              16,250           $   369,687
    Magyar Tavkozlesi Rt. (Telecommunications)*                           44,000             1,232,000
    Otp Bank Rt. (Bank and Credit Cos.)                                   14,500               614,258
    Richter Gedeon Rt. (Pharmaceuticals)*                                  7,140               599,608
                                                                                           -----------
                                                                                           $ 2,815,553
------------------------------------------------------------------------------------------------------
  India - 8.1%
    Bajaj Auto Ltd. (Automotive)                                             450           $     6,682
    EIH Ltd. (Restaurants and Lodging)                                    43,000               327,163
    Formula System (1985) Ltd. (Computer Software -
      Systems)*                                                           11,761               496,082
    Hindustan Lever Ltd. (Consumer Goods and Services)                    23,900               917,414
    Hindustan Petroleum Corp. Ltd. (Oil and Gas)                          64,000               565,976
    Industrial Development Bank of India Ltd. (Banks and
      Credit Cos.)                                                       330,000               599,566
    ITC Ltd. (Tobacco)                                                    23,000               381,301
    Larsen & Toubro Ltd. (Conglomerate)                                   30,500               187,924
    Larsen & Toubro, GDR (Conglomerate)                                    7,900                49,967
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                   57,600               317,563
    Mahanagar Telephone Nigam Ltd., GDR
      (Telecommunications)*##                                             46,000               603,750
    Reliance Industries Ltd. (Conglomerate)                              138,000               550,670
    State Bank Of India (Banks and Credit Cos.)                          151,000               880,530
    Tata Engineering and Locomotive Co. Ltd. (Automotive)*                   270                 1,585
    Tata Iron & Steel Co. (Steel)*                                           700                 2,532
    Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                 55,195               634,742
                                                                                           -----------
                                                                                           $ 6,523,447
------------------------------------------------------------------------------------------------------
  Israel - 3.7%
    Bank Hapoalim (Bank & Credit Cos.)                                   256,925           $   790,268
    ECI Telecom Ltd. (Telecommunications)                                 20,088               645,327
    ICL Israel Chemical (Chemicals)                                      258,971               328,413
    Machteshim Agan Industries Ltd. (Conglomerate)*                      199,230               736,130
    Super Sol Ltd. (Supermarkets)                                         78,703               277,002
    Tecnomatix Technologies Ltd. (Computer Software)*                      8,900               201,919
                                                                                           -----------
                                                                                           $ 2,979,059
------------------------------------------------------------------------------------------------------
  Malaysia - 2.7%
    Malayan Banking Berhad (Banks and Credit Cos.)*                      200,000           $   282,708
    Perusahaan Otomobil Berhad (Automotive)                              177,000               176,991
    Petronas Gas Berhad (Oil and Gas)##                                  256,000               583,006
    Resorts World Berhad (Entertainment)                                 207,000               322,405
    Telekom Malaysia Berhad (Telecommunications)                         225,000               518,297
    Tenaga Nasional Berhad (Utilities - Electric)                        176,000               292,550
                                                                                           -----------
                                                                                           $ 2,175,957
------------------------------------------------------------------------------------------------------
  Mauritius - 3.7%
    Mauritius Commercial Bank Ltd. (Banks and Credit Cos.)               157,000           $   755,439
    New Mauritius Hotels Ltd. (Restaurants and Lodging)                  208,000               456,904
    Rogers & Co. Ltd. (Conglomerate)                                     115,000               750,628
    State Bank of Mauritius Ltd. (Banks and Credit Cos.)               1,460,000               977,406
                                                                                           -----------
                                                                                           $ 2,940,377
------------------------------------------------------------------------------------------------------
  Mexico - 7.5%
    Cemex S.A. (Construction)*                                            80,009           $   332,198
    Cifra S.A. de C.V., "V" (Retail)*                                    385,510               560,662
    Corporacion GEO S.A. de C.V. (Housing)*##                             15,200               348,308
    Desc S.A. de C.V., "B" (Conglomerate)                                 48,000               269,541
    Fomento Economico Mexicano (Food & Beverage Products)*                15,995               527,835
    Gruma S.A. (Food Products)                                            76,884               149,145
    Grupo Carso, "A1" (Conglomerate)                                      61,869               318,294
    Grupo Financiero Banamex, "B" (Finance)*                             111,000               277,028
    Grupo Modelo S.A. de C.V. (Brewery)                                   25,260               235,550
    Grupo Television S.A. de C.V., GDR (Entertainment)*                   19,500               761,719
    Hylsamex S.A. de C.V., "B" (Steel)                                    33,600               118,543
    Kimberly-Clark de Mexico, S.A. de C.V., "A" (Forest
      and  Paper Products)                                               139,824               583,724
    Organiz Soriana "B" (Real Estate)                                    115,962               375,577
    Sanluis Corporacion S.A. de C.V. (Conglomerate)                        7,300                31,759
    Telefonos de Mexico S.A. (Utilities - Telephone)                     464,716             1,115,002
                                                                                           -----------
                                                                                           $ 6,004,885
------------------------------------------------------------------------------------------------------
  Morocco - 4.1%
    Banque Marocaine du Commerce (Banks and Credit Cos.)                  12,500           $   919,819
    Brasserica du Maroc (Consumer Goods and Services)                      2,100               735,855
    Credit Eqdom (Financial Institutions)                                  2,182               330,572
    Omnium Nord Africain, S.A. (Conglomerate)                              6,600               754,344
    Societe Nationale d'Investissement (Conglomerate)*                       560                52,520
    Societe Nationale d'Investissement (Conglomerate)                      5,600               525,198
                                                                                           -----------
                                                                                           $ 3,318,308
------------------------------------------------------------------------------------------------------
  Pakistan - 0.5%
    Hub Power Co. Ltd., GDR (Utilities - Electric)                        40,200           $   430,140
------------------------------------------------------------------------------------------------------
  Peru - 3.6%
    Alicorp S.A. (Consumer Goods and Services)                           713,395           $   186,753
    Compania de Minas Buenaventura S.A. (Mining)                          77,140               488,957
    CPT Telefonica del Peru S.A., "B" (Utilities - Telephone)            685,370             1,471,213
    Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                   47,832               759,333
                                                                                           -----------
                                                                                           $ 2,906,256
------------------------------------------------------------------------------------------------------
  Poland - 4.2%
    Bank Handlowy W. Warszawie (Banks and Credit Cos.)+                   12,780           $   219,966
    Bank Handlowy W. Warszawie, GDR (Banks and Credit Cos.)*##            25,350               433,485
    Bydgoska Fabryka Kabli S.A. (Electrical Equipment)                    46,375               309,965
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                   77,120             1,015,435
    Exbud S.A. (Construction)*                                            31,932               338,923
    KGHM Polska Miedz S.A., GDR (Metals and Minerals)*##                  72,470               558,019
    Orbis S.A. (Restaurants and Lodging)*                                 23,452               174,914
    Polifarb Cieszyn-Wroclaw S.A. (Consumer Goods and
      Services)*                                                          96,000               289,157
                                                                                           -----------
                                                                                           $ 3,339,864
------------------------------------------------------------------------------------------------------
  Portugal - 2.1%
    Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
      and Credit Cos.)                                                    11,865           $   417,744
    Cimentos de Portugal S.A. (Building Materials)                         4,364               167,175
    Mota and Companhia S.A. (Construction)                                 4,636                81,244
    Portugal Telecom S.A. (Utilities - Telephone)                         16,655               875,619
    Sonae Investimentos-Sociedade Gestora de Participacoes
      Sociais, S.A. (Conglomerate)                                         2,906               167,103
                                                                                           -----------
                                                                                           $ 1,708,885
------------------------------------------------------------------------------------------------------
  Russia - 3.9%
    Lukoil Oil Co., ADR (Oils)                                            24,585           $ 1,007,985
    Rostelecom, ADR (Telecommunications)                                  43,333               666,245
    Rostelecom, GDR (Telecommunications)*                                 14,318               693,528
    Unified Energy Systems, GDR (Utilities - Electric)*                   43,650               770,422
                                                                                           -----------
                                                                                           $ 3,138,180
------------------------------------------------------------------------------------------------------
  South Africa - 13.0%
    Anglo American Corp. of South Africa Ltd. (Mining)                    42,413           $ 2,034,177
    DeBeers Centenary AG (Diamonds - Precious Stones)                     24,284               506,428
    Dimension Data Holdings Ltd. (Financial Institutions)                166,242             1,113,660
    Imperial Holdings Ltd. (Conglomerate)*                                37,651               464,240
    JD Group Ltd. (Stores)*                                               40,474               353,656
    Liberty Life Association of Africa Ltd. (Insurance)                   50,495             1,394,250
    Nedcor Ltd. (Banks and Credit Cos.)*                                  53,502             1,433,646
    Real Africa Holdings Ltd. (Conglomerate)                             159,471               721,490
    Sasol Ltd. (Oils)                                                     58,766               467,846
    South African Breweries Ltd. (Brewery)                                70,803             1,998,982
                                                                                           -----------
                                                                                           $10,488,375
------------------------------------------------------------------------------------------------------
  South Korea - 3.5%
    Pohang Iron & Steel Co. Ltd. (Steel)                                  29,930           $ 1,215,763
    Samsung Display Devices Co. (Electronics)                             15,284               542,441
    Samsung Electronic (Electronics)                                      22,890               870,992
    SK Telecommunications (Telecommunications)                               460               208,570
                                                                                           -----------
                                                                                           $ 2,837,766
------------------------------------------------------------------------------------------------------
  Taiwan - 1.9%
    Taipei Fund (Finance)*                                                   170           $ 1,530,000
------------------------------------------------------------------------------------------------------
  Thailand - 0.8%
    Thai Farmers Bank PCL (Banks and Credit Cos.)                        425,000           $   647,930
------------------------------------------------------------------------------------------------------
  Turkey - 4.4%
    Akbank T.A.S. (Banks and Credit Cos.)*                            26,072,667           $   767,526
    Arcelik A.S. (Consumer Goods and Services)                         6,967,260               290,111
    Ardem Pisirici ve Isitici Cihazlar Sanayii A.S.
      (Conglomerate)                                                   2,317,890               199,764
    Cimsa Cimento Sanayi Ve Ticaret A.S. (Construction
      Services)                                                        6,300,000               366,038
    Haci Omer Sabanci Holdings A.S., ADR (Conglomerate)##                 27,935               405,057
    Trakya Cam Sanayii (Housewares)                                    7,788,405               283,577
    Vestel Elektronik Sanayi ve Ticaret A.S. (Electronics)             3,362,863               455,902
    Yapi ve Kredi Bankasi A.S. (Banks and Credit Cos.)*               41,758,816               808,747
                                                                                           -----------
                                                                                           $ 3,576,722
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.4%
    HSBC Holdings PLC (Financial Services)*                               13,800           $   334,826
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $74,140,079
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $79,827,682)                                                $74,140,079
------------------------------------------------------------------------------------------------------

Bonds
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
Foreign Bonds
  Brazil
    Companhia Vale do Rio Doce (Mining), 1s, 1999
      (Identified Cost $0)                                          BRL       24           $         0
------------------------------------------------------------------------------------------------------

Rights - 0.1%
------------------------------------------------------------------------------------------------------
                                                                          SHARES
------------------------------------------------------------------------------------------------------
    Bco Espirito Santo e Comercial de Lisboa
      (Banks and Credit Cos.)*                                            11,865           $    11,761
    Bco Espirito Santo e Comercial de Lisboa
      (Banks and Credit Cos.)*                                            11,865                82,198
    Samsung Display Devices Co. (Electronics)*                             9,306                 6,276
------------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $34,139)                                                    $   100,235
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
  Hong Kong & China Gas Co. Ltd. (Utilities - Gas)*                        7,000           $         0
  Hysan Development (Real Estate)*                                        10,700                   262
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                                                       $       262
------------------------------------------------------------------------------------------------------
Short-Term Obligation - 6.3%
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 6/01/98, at Amortized Cost              $    5,100           $ 5,100,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $84,961,821)                                           $79,340,576

Other Assets, Less Liabilities - 1.5%                                                        1,212,694
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $80,553,270
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

BRL = Brazilian Cruzeiro

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
MAY 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $84,961,821)             $79,340,576
  Cash                                                                 122,138
  Foreign currency, at value (identified cost, $351,823)               349,294
  Receivable for Fund shares sold                                      142,657
  Receivable for investments sold                                      598,435
  Dividends receivable                                                 366,196
  Deferred organization expenses                                        12,488
  Receivable from investment advisor                                   171,902
  Other assets                                                           3,536
                                                                   -----------
      Total assets                                                 $81,107,222
                                                                   -----------
Liabilities:
  Payable for Fund shares reacquired                               $    98,326
  Payable for investments purchased                                    242,574
  Payable to affiliates -
    Management fee                                                       8,307
    Administrative fee                                                     100
    Shareholder servicing agent fee                                        748
    Distribution and service fee                                        49,662
  Accrued expenses and other liabilities                               154,235
                                                                   -----------
      Total liabilities                                            $   553,952
                                                                   -----------
Net assets                                                         $80,553,270
                                                                   ===========

Net assets consist of:
  Paid-in capital                                                  $86,434,457
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (5,629,833)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (98,625)
  Accumulated distributions in excess of net investment
    income                                                            (152,729)
                                                                   -----------
      Total                                                        $80,553,270
                                                                   ===========
Shares of beneficial interest outstanding                           5,028,187
                                                                    =========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $36,669,391 / 2,283,376 shares of
     beneficial interest outstanding)                                $16.06
                                                                     ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                       $16.86
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $39,978,435 / 2,499,210 shares of
     beneficial interest outstanding)                                $16.00
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,477,801 / 219,048 shares of beneficial
     interest outstanding)                                           $15.88
                                                                     ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $427,643 / 26,553 shares of beneficial
     interest outstanding)                                           $16.11
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------

Net investment loss:
  Income -
    Dividends                                                      $  2,089,881
    Interest                                                            177,412
    Foreign taxes withheld                                              (75,638)
                                                                   ------------
      Total investment income                                      $  2,191,655
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,266,123
    Trustees' compensation                                               12,207
    Shareholder servicing agent fee                                     124,805
    Distribution and service fee (Class A)                              220,343
    Distribution and service fee (Class B)                              527,599
    Distribution and service fee (Class C)                               40,265
    Administrative fee                                                   14,356
    Custodian fee                                                       101,093
    Registration fees                                                    69,806
    Printing                                                             57,361
    Postage                                                              39,533
    Auditing fees                                                        27,030
    Amortization of organization expenses                                 5,197
    Legal fees                                                            4,128
    Miscellaneous                                                       107,934
                                                                   ------------
      Total expenses                                               $  2,617,780
    Fees paid indirectly                                                (34,565)
    Reimbursement of expenses to investment adviser                      38,072
                                                                   ------------
      Net expenses                                                 $  2,621,287
                                                                   ------------
        Net investment loss                                        $   (429,632)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  3,981,089
    Foreign currency transactions                                      (241,343)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  3,739,746
                                                                   ------------
Change in unrealized appreciation (depreciation) -
    Investments                                                    $(19,132,779)
    Translation of assets and liabilities in foreign currencies          94,640
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(19,038,139)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(15,298,393)
                                                                   ------------
          Decrease in net assets from operations                   $(15,728,025)
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                        1998                        1997
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $   (429,632)               $   (357,250)
  Net realized gain (loss) on investments and foreign
    currency transactions                                            3,739,746                  (2,066,732)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (19,038,139)                 11,952,224
                                                                  ------------                ------------
    Increase (decrease) in net assets from operations             $(15,728,025)               $  9,528,242
                                                                  ------------                ------------
Distributions declared to shareholders -
  In excess of net investment income (Class A)                    $   (192,963)               $     --
  In excess of net investment income (Class C)                          (4,544)                     --
  In excess of net investment income (Class I)                          (3,738)                     --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (388,703)                   (309,984)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (448,541)                   (238,475)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                             (35,329)                    (11,143)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                              (3,734)                     --
                                                                  ------------                ------------
      Total distributions declared to shareholders                $ (1,077,552)               $   (559,602)
                                                                  ------------                ------------
Fund share (principal) transactions -
    Net increase in net assets from Fund share transactions       $  5,841,208                $ 42,667,335
                                                                  ------------                ------------
        Total increase (decrease) in net assets                   $(10,964,369)               $ 51,635,975
Net assets:
  At beginning of period                                            91,517,639                  39,881,664
                                                                  ------------                ------------
At end of period (including accumulated distributions in
  excess of net investment income of $152,729 and accumulated
  net investment loss of $467,813, respectively)                  $ 80,553,270                $ 91,517,639
                                                                  ============                ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED MAY 31,
                                                                 ------------------------------              PERIOD ENDED
                                                                    1998                   1997             MAY 31, 1996*
--------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $18.96                 $16.52                    $15.00
                                                                  ------                 ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                                 $(0.02)                $(0.07)                   $ 0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                              (2.64)                  2.74                      1.50
                                                                  ------                 ------                    ------
      Total from investment operations                            $(2.66)                $ 2.67                    $ 1.54
                                                                  ------                 ------                    ------
Less distributions declared to shareholders -
  From net investment income                                      $ --                   $ --                      $(0.02)
  From net realized gain on investments and foreign
    currency transactions                                          (0.16)                 (0.23)                     --
  In excess of net investment income                               (0.08)                  --                        --
                                                                  ------                 ------                    ------
      Total distributions declared to shareholders                $(0.24)                $(0.23)                   $(0.02)
                                                                  ------                 ------                    ------
Net asset value - end of period                                   $16.06                 $18.96                    $16.52
                                                                  ======                 ======                    ======
Total return(+)                                                 (14.09)%                 16.43%                    10.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.35%                  2.51%                     2.48%+
  Net investment income (loss)                                   (0.12)%                (0.42)%                     0.35%+
Portfolio turnover                                                   83%                    47%                       22%
Net assets at end of period (000 omitted)                        $36,669                $37,540                   $19,861

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) For the years ended May 31, 1998 and 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the
    Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A, Class B, Class C, and Class I shares do not exceed
    0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31,
    1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00%
    of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent that actual expenses were over/ under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                                  $(0.02)                $(0.06)                   $ 0.02
    Ratios (to average net assets):
      Expenses##                                                   2.31%                  2.45%                     2.73%+
      Net investment income (loss)                               (0.08)%                (0.37)%                     0.10%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED MAY 31,
                                                                 ------------------------------              PERIOD ENDED
                                                                    1998                   1997             MAY 31, 1996*
-------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $18.89                 $16.47                    $15.00
                                                                  ------                 ------                    ------
Income from investment operations# -
  Net investment loss(S)                                          $(0.13)                $(0.15)                   $(0.02)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                              (2.60)                  2.73                      1.50
                                                                  ------                 ------                    ------
      Total from investment operations                            $(2.73)                $ 2.58                    $ 1.48
                                                                  ------                 ------                    ------
Less distributions declared to shareholders -
  From net investment income                                      $ --                   $ --                      $ --
  From net realized gain on investments and foreign
    currency transactions                                          (0.16)                 (0.16)                     --
  In excess of net investment income                                --                     --                       (0.01)
                                                                  ------                 ------                    ------
      Total distributions declared to shareholders                $(0.16)                $(0.16)                   $(0.01)
                                                                  ------                 ------                    ------
Net asset value - end of period                                   $16.00                 $18.89                    $16.47
                                                                  ======                 ======                    ======
Total return                                                    (14.49)%                 15.87%                     9.85%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.85%                  3.04%                     3.06%+
  Net investment loss                                            (0.67)%                (0.87)%                   (0.19)%+
Portfolio turnover                                                   83%                    47%                       22%
Net assets at end of period (000 omitted)                        $39,978                $51,020                   $20,021

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) For the years ended May 31, 1998 and 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the
    Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A, Class B, Class C, and Class I shares do not exceed
    0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31,
    1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00%
    of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent that actual expenses were over/ under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment loss                                           $(0.12)                $(0.14)                   $(0.08)
    Ratios (to average net assets):
      Expenses##                                                   2.81%                  2.98%                     3.30%+
      Net investment loss                                        (0.63)%                (0.82)%                   (0.44)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED              PERIOD ENDED
                                                                     MAY 31, 1998            MAY 31, 1997**
-----------------------------------------------------------------------------------------------------------
                                                                          CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $18.76                    $16.77
                                                                           ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.12)                   $(0.08)
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   (2.58)                     2.36
                                                                           ------                    ------
      Total from investment operations                                     $(2.70)                   $ 2.28
                                                                           ------                    ------
Less distributions declared to shareholders -
  In excess of net investment income                                       $(0.02)                   $ --
  From net realized gain on investments and foreign currency
    transactions                                                            (0.16)                    (0.16)
                                                                           ------                    ------
      Total distributions declared to shareholders                         $(0.18)                   $(0.29)
                                                                           ------                    ------
Net asset value - end of period                                            $15.88                    $18.76
                                                                           ======                    ======
Total return                                                             (14.44)%                     13.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                2.84%                     3.00%+
  Net investment loss                                                     (0.66)%                   (0.48)%+
Portfolio turnover                                                            83%                       47%
Net assets at end of period (000 omitted)                                 $ 3,478                   $ 2,659

 ** For the period from the inception of Class C, June 27, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) For the year ended May 31, 1998 and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's
    Class A, Class B, Class C, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment loss                                                    $(0.12)                   $(0.07)
    Ratios (to average net assets):
      Expenses##                                                            2.80%                     2.97%+
      Net investment loss                                                 (0.62)%                   (0.39)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED              PERIOD ENDED
                                                                     MAY 31, 1998           MAY 31, 1997***
--------------------------------------------------------------------------------------------------------------------
                                                                          CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $19.00                    $16.47
                                                                           ------                    ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.08                    $ 0.10
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   (2.65)                     2.43
                                                                           ------                    ------
      Total from investment operations                                     $(2.57)                   $ 2.53
                                                                           ------                    ------
Less distributions declared to shareholders -
  In excess of net investment income                                       $(0.16)                   $ --
  From net realized gain on investments and foreign currency
    transactions                                                            (0.16)                     --
                                                                           ------                    ------
      Total distributions declared to shareholders                         $(0.32)                   $ --
                                                                           ------                    ------
Net asset value - end of period                                            $16.11                    $19.00
                                                                           ======                    ======
Total return                                                             (13.66)%                    15.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.85%                     2.01%+
  Net investment income (loss)                                              0.43%                     1.14%+
Portfolio turnover                                                            83%                       47%
Net assets at end of period (000 omitted)                                 $   428                   $   299

*** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) For the year ended May 31, 1998 and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's
    Class A, Class B, Class C, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment income                                                  $ 0.09                    $ 0.10
    Ratios (to average net assets):
      Expenses##                                                            1.81%                     1.99%+
      Net investment income                                                 0.47%                     1.14%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 1998, $945,961 was reclassified from accumulated net realized loss on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of average daily net assets.

The Fund had a temporary expense reimbursement agreement whereby MFS had voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn paid MFS an expense reimbursement fee not greater than 0.75% of average daily net assets. To the extent that the expense reimbursement fee exceeded the Fund's actual expenses, the excess was applied to amounts paid by MFS in prior years. At May 31, 1998, the Fund paid MFS all of the unreimbursed expenses owed. The advisory agreements permit the adviser to engage one or more sub-advisers and the adviser, MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $2,361 for the year ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $47,042 for the year ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $23,874 for the year ended May 31, 1998. Fees incurred under the distribution plan during the year ended May 31, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,201 and $201 for Class B and Class C shares, respectively, for the year ended May 31, 1998. Fees incurred under the distribution plan during the year ended May 31, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 1998, were $20, $63,014, and $3,089 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $80,723,365 and $78,382,149, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 84,961,821
                                                                 ------------
Gross unrealized depreciation                                    $(13,762,566)
Gross unrealized appreciation                                       8,138,791
                                                                 ------------
    Net unrealized depreciation                                  $ (5,623,775)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED MAY 31, 1998              YEAR ENDED MAY 31, 1997
                                     ------------------------------        -----------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,867,672       $ 72,468,218         2,277,472       $ 39,713,990
Shares issued to shareholders in
  reinvestment of distributions           31,963            552,163            17,927            287,543
Shares transferred to Class I           --                --                   (1,982)           (32,637)
Shares reacquired                     (3,596,132)       (66,970,563)       (1,516,023)       (26,385,091)
                                      ----------       ------------        ----------       ------------
    Net increase                         303,503       $  6,049,818           777,394       $ 13,583,805
                                      ==========       ============        ==========       ============
Class B Shares
                                            YEAR ENDED MAY 31, 1998              YEAR ENDED MAY 31, 1997
                                     ------------------------------        -----------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            2,811,180       $ 53,134,945         2,844,356       $ 50,086,036
Shares issued to shareholders in
  reinvestment of distributions           22,800            394,934            12,630            202,215
Shares reacquired                     (3,036,072)       (55,624,554)       (1,371,122)       (23,955,353)
                                      ----------       ------------        ----------       ------------
    Net increase (decrease)             (202,092)      $ (2,094,675)        1,485,864       $ 26,332,898
                                      ==========       ============        ==========       ============
Class C Shares
                                            YEAR ENDED MAY 31, 1998           PERIOD ENDED MAY 31, 1997*
                                     ------------------------------        -----------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              293,766       $  5,576,988           160,074       $  2,796,205
Shares issued to shareholders in
  reinvestment of distributions            1,950             33,682               676             10,754
Shares reacquired                       (218,393)        (3,930,561)          (19,025)          (339,707)
                                      ----------       ------------        ----------       ------------
    Net increase                          77,323       $  1,680,109           141,725       $  2,467,252
                                      ==========       ============        ==========       ============
Class I Shares
                                            YEAR ENDED MAY 31, 1998          PERIOD ENDED MAY 31, 1997**
                                     ------------------------------        -----------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               16,312       $    308,734            14,138       $    257,507
Shares issued to shareholders in
  reinvestment of distributions             (631)           (12,723)           --                 --
Shares transferred from Class A           --                 --                 1,982             32,637
Shares reacquired                         (4,882)           (90,055)             (366)            (6,764)
                                      ----------       ------------        ----------       ------------
    Net increase                          10,799       $    205,956            15,754       $    283,380
                                      ==========       ============        ==========       ============

 * For the period from the inception of Class C, June 26, 1996, through May 31, 1997.
** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Interest expense includes a commitment fee of $625 which is based on the average daily unused portion of the line of credit.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the year ended May 31, 1998, the maximum amount outstanding was $639,369. Interest expense incurred on the borrowings amounted to $340 for the year ended May 31, 1998, at a weighted average interest rate on borrowings of 6.4%.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1998, the Fund owned the following restricted securities (constituting 0.27% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION             DATE OF ACQUISITION   SHARE AMOUNT       COST      VALUE
--------------------------------------------------------------------------------
Bank Handlowy W Warszawie         7/03/1997         12,780   $160,104   $219,966
                                                                        ========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS/Foreign & Colonial Emerging Markets Equity Fund:

We have audited the accompanying statements of assets and liabilities of MFS/ Foreign & Colonial Emerging Markets Equity Fund, including the schedule of portfolio investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS/ Foreign & Colonial Emerging Markets Equity Fund at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.

                                              /s/ Ernst & young LLP

Boston, Massachusetts
July 7, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $265,993 AS A LONG-TERM CAPITAL GAIN.

   FOR THE YEAR ENDED MAY 31, 1998, INTEREST AND DIVIDENDS FROM FOREIGN COUNTRIES WERE $2,093,568 AND TAXES PAID TO FOREIGN COUNTRIES WERE $75,723.

MFS(R)/Foreign & Colonial Emerging Markets Equity Fund

Trustees                                               Custodian
Richard B. Bailey* - Private Investor;                 State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                              Auditors
                                                       Ernst & Young LLP
Peter G. Harwood - Private Investor
                                                       Investor Information For MFS stock and bond
J. Atwood Ives - Chairman and Chief Executive          market outlooks, call toll free: 1-800-637-4458
Officer, Eastern Enterprises (diversified              anytime from a touch-tone telephone. For
services company)                                      information on MFS mutual funds, call your
                                                       financial adviser or, for an information kit,
Lawrence T. Perera - Partner, Hemenway                 call toll free: 1-800-637-2929 any business day
& Barnes (attorneys)                                   from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business                 Investor Service
Administration                                         MFS Service Center, Inc.
                                                       P.O. Box 2281
Charles W. Schmidt - Private Investor                  Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive                    For general information, call toll free:
Vice President, Director, and Secretary,               1-800-225-2606 any business day from 8 a.m. to 8
MFS Investment Management                              p.m. Eastern time.

Jeffrey L. Shames* - Chairman, Chief                   For service to speech- or hearing-impaired, call
Executive Officer, and Director,                       toll free: 1-800-637-6576 any business day from
MFS Investment Management                              9 a.m. to 5 p.m. Eastern time. (To use this
                                                       service, your phone must be equipped with a
Elaine R. Smith - Independent Consultant               Telecommunications Device for the Deaf.) For
                                                       share prices, account balances, and exchanges,
David B. Stone - Chairman and Director,                call toll free: 1-800-MFS-TALK (1-800-637-8255)
North American Management Corp.                        anytime from a touch-tone telephone.
(investment advisers)
                                                       World Wide Web
Investment Adviser                                     www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street                                                      For the fourth year in a row,
Boston, MA 02116-3741                                                    MFS earned a #1 ranking in the
                                                       [Dalbar Logo]     DALBAR, Inc. Broker/Dealer
Distributor                                                              Survey, Main Office Operations
MFS Fund Distributors, Inc.                                              Service Quality Category. The
500 Boylston Street                                    firm achieved a 3.42 overall score on a scale of
Boston, MA 02116-3741                                  1 to 4 in the 1997 survey. A total of 111 firms
                                                       responded, offering input on the quality of
Portfolio Managers                                     service they received from 29 mutual fund
Arnab Kumar Banerji                                    companies nationwide. The survey contained
Jeffrey Chowdhry                                       questions about service quality in 11
                                                       categories, including "knowledge of operations
Treasurer                                              contact," "keeping you informed," and "ease of
W. Thomas London*                                      doing business" with the firm.
Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R)/FOREIGN & COLONIAL                                      -----------------
EMERGING MARKETS EQUITY FUND                                        Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(SM)



500 Boylston Street
Boston, MA 02116-3741



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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741


                                           FEM-2 7/98 28M 85/285/385/885